PURCHASE/SALE  PROMISE  EXECUTED BY THE  SHAREHOLDERS OF THE
                    COMPANIES MARINES C.A. AND RECORCHOLIS S.A. IN FAVOR OF DR. RECHER VIVANCO CORDOVA AND HIS WIFE LUZ SIERRA VIVANCO IN THE AMOUNT OF: US$ 1,400,000.00*****.

In the City of Guayaquil, Capital of the Province of Guayas, Republic of Ecuador, today, December eleventh of two thousand two, before me, DR. PIERO GASTON AYCART VINCENZINI, Head of the THIRTIETH Notary Public Office of this Canton, appear the party of the first part, in their capacity as shareholders of the company MARINES C.A.: the company BALTEK CORPORATION, with United States nationality, represented by its Vice President for Latin American Operations, Mr. Antonio Luis Diaz, also a United States national; the company MADERAS SECAS C.A., MASECA, represented by its General Manager and Legal Representative, Eng. Jose Alberto Sandoval Munoz, an Ecuadorian national; and the company BALMANTA S.A., represented, in his capacity as Second Manager and Legal Representative, by Eng. Carlos Augusto Naranjo Lindao, an Ecuadorian national; the company MARINES C.A. appears in its capacity as sole shareholder of the company RECORCHOLIS S.A., represented by its General Manager and Legal Representative, Eng. Jose

Alberto Sandoval Munoz; which party shall be called THE PROMISOR SELLERS. As party of the second part appear RECHER VIVANCO CORDOVA, an Ecuadorian national, and his wife, LUZ SIERRA DE VIVANCO, a Colombian national, which party shall be called the PROMISOR BUYERS. All the persons appearing herein are of legal age, executives, the first domiciled in the City of New York, and all others in this city of Guayaquil, competent to commit and to contract, whom I know, so sworn. Correctly instructed on the purpose and results of this Purchase/Sale Promise document, which they proceed with as stated; and, with full and complete freedom to execute it, they presented to me the draft with the following tenor: MR.
NOTARY: In the Registry of Certified Documents which you keep, please insert a PURCHASE/SALE PROMISE for shares corresponding to the share capital of the capital stock companies MARINES C.A. and RECORCHOLIS S.A., with their assets and liabilities, pursuant to the states which are indicated below: FIRST: PARTIES. The following persons appear in the execution hereof: a) Party of the first part, in the capacity as PROMISOR SELLERS: The Shareholders of the company MARINES C.A.: BALTEK CORPORATION, represented by Mr. Antonio Luis Diaz, in his capacity as Vice President Latin American Operations; MADERAS SECAS C.A., MASECA, represented by its General Manager and Legal Representative, Eng. JOSE SANDOVAL MUNOZ; and BALMANTA S.A., represented by Eng. CARLOS NARANJO LINDAO, in his capacity as SECOND MANAGER; and the Shareholder of the company RECORCHOLIS S.A.:
MARINES C.A., represented by Eng. JOSE SANDOVAL MUNOZ in his capacity as General Manager. b) As party of the second part, in their capacity as PROMISOR BUYERS:
Mr. Recher Vivanco Cordova and his wife, Luz Sierra de Vivanco, in their own behalves and representing their personal rights and the marital estate they have formed. c) Also appearing in order to make statements and to contract the obligations indicated below are Eng. JOSE SANDOVAL MUNOZ, Eng. CARLOS NARANJO LINDAO, and Eng. VICENTE OLLAGUE LOYOLA, for the rights they represent as General Manager, First Manager, and Second Manager, in that order, of the companies MARINES C.A. and RECORCHOLIS S.A. SECOND: BACKGROUND. Eng. Jose Sandoval Munoz, in his capacity as General Manager and Legal Representative of the companies MARINES C.A. and RECORCHOLIS S.A., and Eng. CARLOS NARANJO LINDAO and Eng. VICENTE OLLAGUE LOYOLA, in their capacities as First Manager and Second Manager, of the same companies, expressly state the following, with knowledge of the reasons: BACKGROUND OF MARINES C.A. - That MARINES C.A. is a capital stock company with Ecuadorian nationality, with domicile in Guayaquil, which has a share capital of SEVENTEEN THOUSAND SEVEN HUNDRED FORTY-EIGHT UNITED STATES DOLLARS AND 00/100, represented by forty-four thousand one hundred common registered shares with a value of forty cents of a dollar each, and whose corporate purpose is the production, sowing, harvesting, and production of Laboratory larvae, packing and sales of bioaquatic species, especially shrimp. Likewise that such company has not declared itself dissolved, or inactive. That the company MARINES C.A. was established with a share capital of twelve million sucres, through a certified document executed on August twentieth of nineteen hundred eighty-one, before the Notary Public of the canton of Urbina Jado, Attorney Marcos Diaz Casqueta, and recorded in the Commercial Registry of Guayaquil on September seventeenth of nineteen hundred eighty-one. That through a certified document executed on December first of nineteen hundred ninety-eight, before the Ninth Notary Public of Guayaquil, Dr. Gloria Lecaro de Crespo, and recorded in the Commercial Registry of Guayaquil on September first of nineteen hundred ninety-nine, the subscribed capital of the company was increased to the amount of four hundred forty-one million two hundred thousand sucres. That through a certified document executed on December eighteenth of the year two thousand before the

Thirtieth Notary Public of Guayaquil, Dr. Piero Aycart Vicenzini, and recorded in the Commercial Registry of Guayaquil on August third of the year two thousand one, the corporate bylaws of the company were amended and the capital was converted into SEVENTEEN THOUSAND SIX HUNDRED FORTY-EIGHT UNITED STATES DOLLARS AND 00/100 (US$ 17,648.00), represented by Forty-Four Thousand One Hundred Twenty common registered shares with a par value of Forty Cents of a Dollar each, which is what it is currently operating with. That such stock is fully subscribed and paid in, and that there is no limitation or lien whatsoever, which in any manner restricts the property rights over them. That the only and current owners of such stock are the following: BALTEK CORPORATION is owner of sixteen thousand two hundred twenty-eight (16,228) shares; MADERAS SECAS C.A., MASECA is owner of twelve thousand eight hundred ninety (12,890) shares, and BALMANTA S.A. is owner of fifteen thousand two (15,002) shares. That among the assets of the company that are listed on the Inventory that is attached as an integral part of the present instrument, there is a Shrimp Bed of approximately Seven Hundred Thirty-Six hectares, located at the site called Isla Verde, facing the Gulf of Guayaquil, a Shrimp Packing Plant located at

Lotizacion Las Ferias in the canton of Duran and a Larva Laboratory located at San Pablo in the canton of Santa Elena, all in the province of Guayas. That there exist no claims by third parties on ownership of the stock, or any action or decision in which they or their repossession are demanded or ordered. That MARINES C.A. is the only, absolute, and quiet owner of the aforementioned assets. That MARINES C.A. is the only and absolute owner of all the facilities, equipment, machinery, inputs, tools, and buildings existing on such properties, the detail of which is in the inventory which, signed by the contracting parties, is deemed part of the present contract. That the facilities, equipment, machinery, inputs, tools, buildings, etc., cited in the preceding number have no orders of seizure, prohibition against transfer, liens, nor are they subject to rescissory, seizure, repossession, or probate action; that they are free of judgments, seizure orders, real liens, and that they are exempt from limitations of dominion; with the exception of the Open Mortgage and Industrial Lien granted to Banco de la Produccion S.A. Produbanco on the Isla Verde Shrimp Bed, located facing the Gulf of Guayaquil, through a certified document signed on May seventh of nineteen hundred ninety-nine before the Notary Public of Guayaquil, Dr. Roger Arosemena Benites and recorded in the Property Registry of Guayaquil on June twenty-ninth of nineteen hundred ninety-nine, which is pending cancellation by the aforementioned banking institution. That no debt or obligation whatsoever exists, due or coming due, contracted by MARINES C.A. in favor of third parties, either as direct debtor, or as indirect debtor, or as guarantor, or as joint and several co-debtor, except the liabilities indicated on the Balance Sheet closed at November 30, 2002. Consequently, they expressly indicate that MARINES C.A. owes no taxes, charges, special contributions of a tax nature, either provincial or municipal, etc., that it also does not owe income tax; that, likewise, it is not a debtor of the Department of the Merchant Marine and Coastlines, or of the Ministries of Industry or National Defense, the Production Institutions, the Central Bank of Ecuador, or of the National Development Bank. That the company's Balance Sheet closed at November thirtieth of two thousand two reflects the reality of the financial position of MARINES C.A. That MARINES C.A. does not owe any amount whatsoever to its former employees, to whom it has paid all their monies, such as salaries, bonuses, compensation, additional salaries, vacation, etc. That, likewise, MARINES C.A. does not owe any amount whatsoever to the Ecuadorian Institute of Social Security. That there are no material transactions that have not been appropriately recorded in the accounting records that support the financial statements. That MARINES C.A., in the management of its corporate affairs, has followed the rules and laws of the Republic. That no agreements exist to sell back the assets that form the company's capital. That MARINES C.A. does not have outstanding litigation of any nature, either as plaintiff or defendant. BACKGROUND OF RECORCHOLIS S.A. That RECORCHOLIS S.A. is a capital stock company with Ecuadorian nationality, with domicile in Guayaquil, that has share capital of ONE THOUSAND 00/100 UNITED STATES DOLLARS, represented by One Thousand common registered shares with a par value of One Dollar each and whose corporate purpose is to sow, harvest, and sell bioaquatic species, especially shrimp. Likewise that such company has not been declared dissolved, or inactive. That the company RECORCHOLIS S.A. was established through a certified document authorized by the Notary Public of the Canton of Urbina Jado, Attorney Marcos Diaz Casquete on February twenty-fifth of nineteen hundred eighty-one and was recorded in the Commercial Registry of Guayaquil on April tenth of nineteen hundred eighty-one. Its initial share capital was five hundred thousand sucres. Through a certified document authorized by the Thirtieth Notary Public of the Canton of Guayaquil, Doctor Piero Aycart Vincenzini, on November thirtieth of the year two thousand, which was recorded in the Commercial Registry of Guayaquil on April second of the year two thousand one, the aforementioned company changed its capital into United States dollars and increased it to the amount of ONE THOUSAND 00/100 UNITED STATES DOLLARS (US$ 1,000.00), divided into One Thousand common registered shares with a par value of One Dollar each. That such shares are fully subscribed and paid in, and that no limitation or encumbrance exists on them that in any way restricts the right of ownership thereon. That the only current owner of all those shares is the company MARINES C.A. That through Interministerial Resolution Number Two Hundred, dated November tenth of nineteen hundred ninety-three, the Assistant Secretaries of Fishing and National Defense, granted the aforementioned company a renewal permit, for ten further years, for it to operate in the breeding, cultivation, and domestic sale of shrimp on 200 hectares at the site Isla Moquinana (also known as Isla Escalante), parish of Ximena, Canton of Guayaquil, province of Guayas. That no third party claim exists on title to the shares, or an action or judgment in which the repossession thereof is demanded or ordered. That RECORCHOLIS S.A. is the only, absolute, and quiet
concessionaire   of  the  200  hectares  of  the  beach  and  bay  zone  at  the aforementioned site, and that such concession for the cultivation and exploitation of shrimp is legally effective, for the ten additional years calculated from the granting of the initial extension period, that is, until November tenth of the year two thousand three. That RECORCHOLIS S.A. is the only and absolute owner of all the facilities, equipment, machinery, inputs, tools, and buildings existing on such properties, the detail of which is in the inventory which, signed by the contracting parties, is deemed part of the present contract. That the facilities, equipment, machinery, inputs, tools, buildings, etc., cited in the preceding number have no orders of seizure, prohibition against transfer, liens, nor are they subject to rescissory, seizure, repossession or probate action; that they are free of judgments, seizure orders, real liens, and that they are exempt from limitations of dominion, as well as that they are not affected by administrative claims. That no debt or obligation whatsoever exists, due or coming due, contracted by RECORCHOLIS S.A. in favor of third parties, either as direct debtor, or as indirect debtor, or as guarantor, or as joint and several co-debtor, except the liabilities indicated on the Balance Sheet closed at November 30, 2002. Consequently, they expressly indicate that RECORCHOLIS S.A. owes no taxes, charges, special contributions of a tax nature, either provincial or municipal, etc., that it also does not owe income tax; that, likewise, it is not a debtor of the Department of the Merchant Marine and Coastlines, or of the Ministries of Industry or National Defense, the Production Institutions, the Central Bank of Ecuador, or of the National Development Bank. That the company's Balance Sheet closed at November thirtieth of two thousand two reflects the reality of the financial position of RECORCHOLIS S.A. That RECORCHOLIS S.A. does not owe any amount whatsoever to its former employees, to whom it has paid all their monies, such as salaries, bonuses, compensation, additional salaries, vacation, etc. That, likewise, RECORCHOLIS S.A. does not owe any amount whatsoever to the Ecuadorian Institute of Social Security. That there are no material transactions that have not been appropriately recorded in the accounting records that support the financial statements. That RECORCHOLIS S.A., in the management of its corporate affairs, has followed the rules and laws of the Republic. That no agreements exist to sell back the assets that form the company's capital. That RECORCHOLIS S.A. does not have outstanding litigation of any nature, either as plaintiff or defendant. THIRD: PURCHASE/SALE PROMISE. With such background, the PROMISOR SELLERS state that they promise to give in sale and perpetual transfer in favor of the PROMISOR BUYERS all the common registered stock they have in the share capital of MARINES C.A. and RECORCHOLIS S.A., as well as their assets and liabilities. The sale of such stock shall be made as follows: a) The PROMISOR SELLERS shareholders of MARINES C.A.: BALTEK CORPORATION, represented by Mr. ANTONIO LUIS DIAZ, in his capacity as Vice President for Latin American Operations; MADERAS SECAS C.A., MASECA, represented by Eng. JOSE SANDOVAL MUNOZ, in his capacity as General Manager; and BALMANTA S.A., represented by Eng. CARLOS NARANJO LINDAO, in his capacity as SECOND MANAGER, promise to sell and transfer their stock to the PROMISOR BUYERS, in the amounts indicated below: 1) BALTEK CORPORATION sixteen thousand two hundred twenty-eight (16,228) shares; 2) MADERAS SECAS C.A., MASECA twelve thousand eight hundred ninety (12,890) shares, and; 3) BALMANTA S.A. fifteen thousand two (15,002) shares.

Which is equivalent to all the stock comprising the share capital of the company MARINES C.A., that is, Forty-Four Thousand One Hundred Twenty (44,120) common registered shares with a par value of forty cents of a dollar each. b) The PROMISOR SELLER shareholder of RECORCHOLIS S.A.: The company MARINES C.A., represented by Eng. JOSE SANDOVAL MUNOZ, in his capacity as General Manager, promises to sell and transfer to the PROMISOR BUYERS, one thousand (1,000) shares, which is equivalent to all the stock that comprises the share capital of the company RECORCHOLIS S.A., that is, One Thousand (1,000) common registered shares with a par value of one dollar each. The PROMISOR SELLERS state that they promise to sell and transfer to the PROMISOR BUYERS all their rights over the shares sold, including legal and optional reserves, outstanding balances against the company, etc., such that the PROMISOR BUYERS of each of the shares have full title thereto, as well as ownership of all its assets and liabilities; and it is also evidenced that the Promisor Sellers shall deliver the accounting books for the fiscal year two thousand two, that is, through December 31 of two thousand two, closed. For their part, the PROMISOR BUYERS state that they accept the present PURCHASE/SALE

PROMISE inasmuch as it is in their interest. FOURTH. PRICE. The total price freely agreed by the contracting parties for all the stock of MARINES C.A. and RECORCHOLIS S.A. is ONE MILLION FOUR HUNDRED THOUSAND UNITED STATES DOLLARS AND 00/100 (US$ 1,400,000.00), which price shall be paid as follows: A) The amount of ONE HUNDRED THOUSAND UNITED STATES DOLLARS AND 00/100 (US$ 100,000.00) is paid at this time through Check number two nine one five, from current account number one three nine two eight nine - one, at Banco del Pacifico, issued in favor of RECORCHOLIS S.A.; and the amount of ONE HUNDRED FIFTY THOUSAND UNITED STATES DOLLARS AND 00/100 (US$ 150,000.00) through check no. two nine one six, from current account no. one three nine two eight nine - one, at Banco del Pacifico, issued in favor of RECORCHOLIS S.A., and a promissory note to the order of the same beneficiary for the same amount, which is delivered as a guarantee of this obligation, at this very moment to the Promisor Sellers and whose check shall be cashed at the time the final assignment of the stock to the Promisor Buyers is signed, at which time the promissory note left in guarantee of the same obligation shall be returned. B) The balance, that is, the amount of ONE MILLION ONE HUNDRED FIFTY THOUSAND UNITED STATES DOLLARS

AND 00/100 (US$ 1,150,000.00) shall be paid in four payments of TWO HUNDRED EIGHTY-SEVEN THOUSAND FIVE HUNDRED AND 00/100 UNITED STATES DOLLARS (US$ 287,500.00) each, through four checks and four promissory notes as order paper for the same amount, with the following collection and due dates, respectively:
One) April tenth of the year two thousand three; Two) October tenth of the year two thousand three; Three) April tenth of the year two thousand four; and Four) October tenth of the year two thousand four. An annual interest rate of eight percent is established for this balance, payable on the due date of each partial payment, together with the respective capital. The aforementioned checks and promissory notes shall be issued to the order of whomever the Promisor Sellers indicate and delivered by the Promisor Buyers at the time the Final Purchase/Sale and Assignment of Stock document is signed. To guarantee payment of the balance established in this number, the Promisor Buyers shall grant to the Promisor Sellers or to whom they designate, a Mortgage and Voluntary Prohibition against Transfer on the assets covered by the present purchase/sale promise. FIFTH: TERM. The term for formalizing the Final Purchase/Sale Document for the companies MARINES C.A. and RECORCHOLIS S.A. and for the Final Assignment of the stock of those same companies, is through January Thirty-First of Two Thousand Three. SIXTH: DEPOSITS AND OTHER STATEMENTS. The parties establish the amount of ONE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS (US$ 100,000.00) as a penalty against the party who fails to enter into the final purchase/sale, which amount shall be delivered as indemnification to the other party, as follows: a) If the nonperformance is on the part of the Promisor Sellers, they shall return to the Promisor Buyers the advance payment of One Hundred Thousand and 00/100 United States Dollars that they receive at this time and also deliver the amount of One Hundred Thousand and 00/100 United States Dollars, granting the Promisor Buyers a period of two months for them to remove or harvest the shrimp sown in the shrimp beds; b) If the nonperformance is on the part of the Promisor Buyers, the advance payment they hereby deliver in the amount of One Hundred Thousand and 00/100 United States Dollars shall remain with the Promisor Sellers, as well as any improvement, investment, or sowing of shrimp the Promisor Buyers have performed, who shall deliver the facilities immediately. The Promisor Sellers establish that if the Final Sale is made up to

December Twenty-Seventh of Two Thousand Two and if the Promisor Buyers pay the Balance established in number three of the Fourth Clause, in cash, by the date indicated, they shall be granted a discount of FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS (US$ 400,000.00) on the Total Price, that is to say that the TOTAL PRICE would become the amount of ONE MILLION AND 00/100 UNITED STATES DOLLARS (US$ 1,000,000.00) and the balance payable would be the amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 (US$ 750,000.00) UNITED STATES DOLLARS, which amount shall have to be paid in a certified check to the order of such natural or legal person as the Promisor Sellers indicate. In the event that the Promisor Buyers cannot pay the balance by December twenty-seventh of two thousand two, the Promisor Sellers shall grant a grace period for the Promisor Buyers to pay the cash balance, through February sixth of two thousand three, with which they may enjoy the benefit of the discount on the Total Price detailed above. The PROMISOR SELLERS, as the only current shareholders of the share capital of MARINES C.A. and RECORCHOLIS S.A. state: a) that they understand, know, and are aware that that stated above in the Second Clause by the Legal Representative and officers of Marines

C.A. and Recorcholis S.A. strictly adheres to the truth; b) that there are no debts due, or coming due, or breached obligations or obligations pending performance to give, to or not to do in favor of natural or legal, public, or private third persons, except such as are indicated in the aforementioned balance sheet; c) that the balance sheets submitted disclose the financial position of MARINES C.A. and RECORCHOLIS S.A. at November thirtieth of two thousand two; d) that the PROMISOR BUYERS, by acquiring all the stock in such companies, acquire their assets and liabilities. SEVENTH: MATERIAL DELIVERY OF THE ASSETS BELONGING TO MARINES C.A. AND RECORCHOLIS S.A. The material delivery of the assets owned by Marines C.A. and Recorcholis S.A. shall be performed after the signing of the present certified instrument, pursuant to such schedule as is established by common accord and based on the inventory contained as an integral part of the present certified document. Once the assets are delivered and while the final sale and assignment of the stock of the companies Marine C.A. and Recorcholis S.A. has not been executed, the Promisor Buyers are liable to the Promisor Sellers for the proper care and maintenance of the assets in reference. EIGHTH: DISPUTES. The contracting parties state that any dispute related to the interpretation and performance of the present contract shall be heard and resolved by any of the Civil Courts of Guayaquil, in a summary oral proceeding. Mr. Notary Public, please incorporate the authorizing documents and add the customary clauses required for the full effectiveness and validity of this contract. Signature) Attorney Jacob Cueva Gonzalez. License Number Nine Thousand Seven Hundred Fifty-Six from the Bar Association of Guayas. TO THIS POINT THE DRAFT IS CERTIFIED AND THE TEXT IS RATIFIED BY THE GRANTORS. All authorizing documents as were delivered to me are attached to this certified document. The persons appearing herein presented me their citizenship identifications and voter registration cards. This document having been read aloud to the grantors from beginning to end, by me the Notary, they approve it and sign it in a single act with me. So sworn.

for BALTEK CORPORATION

[signature]
MR. ANTONIO LUIS DIAZ
PASSPORT No. [hw:] 094641725





                                                               THE SIGNATURES...

....CONTINUE

for MADERAS SECAS C.A., MASECA

[signature]
ENG. JOSE ALBERTO SANDOVAL MUNOZ
ID No. [hw:] 09.02308816
Voter Reg. No. [hw:] 411199
R.U.C. No.


for BALMANTA S.A.

[signature]
ENG. CARLOS NARANJO LINDAO
ID No. [hw:] 0903523843
Voter Reg. No. [hw:] 74-0053
R.U.C. No.


for MARINES C.A.

[signature]
ENG. JOSE ALBERTO SANDOVAL MUNOZ
ID No. [hw:] 09.02308816
Voter Reg. No. [hw:] 411199
R.U.C. No.

                                                               THE SIGNATURES...
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

....CONTINUE

[signature]
ENG. VICENTE OLLAGUE LOYOLA
ID No. [hw:] 0902147842
Voter Reg. No. [hw:] 75-0055
R.U.C. No.


[signature]
DR. RECHER VIVANCO CORDOVA
ID No. [hw:] 110182983-4
Voter Reg. No. [hw:] 2540129
R.U.C. No.


[signature]
MRS. LUZ SIERRA DE VIVANCO
ID No. [hw:] 070525616-4
Voter Reg. No.
R.U.C. No.

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